Summary Prospectus

March 1, 2010

THOMAS WHITE

INTERNATIONAL FUND

TICKER: TWWDX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.thomaswhite.com/the-mutual-funds/international-mutual-fund.aspx. You can also get this information at no cost by calling 1-800-811-0535 or by sending an e-mail request to info@thomaswhite.com. The current prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus.

FUND OBJECTIVE

The investment objective of the Thomas White International Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee on shares purchased and held for less than sixty days (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.46%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

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PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund primarily invests in equity securities (consisting of common stocks, preferred stocks and convertible securities) of companies located in the world’s developed countries outside of the United States. Under normal market conditions, the Advisor will select most of the stocks held by the Fund from companies located in at least 10 countries outside of the U.S., and the Fund will invest less than 10% of its assets in U.S. companies. Generally, equity investments will represent a diversified portfolio of predominantly larger companies. There may also be a portion of the Fund’s assets invested in companies from emerging market countries. There is no limit in the amount that the Advisor may invest in securities issued by companies from emerging market countries.

The Fund is designed to benefit from future growth in developed countries, as well as emerging market countries. The Advisor produces monthly valuation research that covers fifty countries. It believes that the world now offers excellent opportunities for growth and diversification.

The Advisor seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce Fund portfolios with attractive relative valuation ratios, such as price-to-earnings and price-to-book. The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve risk.

Management Risk: There can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Emerging Markets Risk: Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

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FUND PERFORMANCE

The following bar chart and table represents the Fund’s annual returns as of December 31, 2009 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The bar chart demonstrates that returns will fluctuate from year-to-year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-, 5- and 10-year periods to those of a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”).

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

Total Return for Calendar Year

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Average Annual Total Returns as of December 31, 2009	1 Year	5 Years	10 Years

Return Before Taxes	33.56%	8.07%	4.30%

Return After Taxes on Distributions	32.94%	6.88%	3.48%

Return After Taxes on Distributions and Sale of Fund Shares	21.79%	6.68%	3.43%

MSCI All Country World ex US Index (reflects no deduction for fees, expenses or taxes)	41.45%	5.83%	2.71%

MANAGEMENT

Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund. Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and he has managed the Fund since its inception in June 1994.

PURCHASE AND SALE OF FUND SHARES

The purchase price is a Fund’s net asset value per share (“NAV”), which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time). You may open a Fund account by mailing a completed application to Thomas White Funds Family, Shareholder Services Center, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or by calling the Fund at 1-800-811-0535.

The Fund’s initial and additional investment minimums are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

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You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received in good form. To sell shares in a regular (non-IRA) account, you may contact the Fund by phone at 1-800-811 -0535, or by mail at Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. To sell shares in an IRA, your request must be made in writing.

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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